UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to Least Performing Index Annual Review Notes Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due September 10, 2010

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and S&P 500® Index due August 31, 2010

8.3
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and S&P 500® Index due August 31, 2010

8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones Global Titans 50 IndexSM due August 21, 2008
8.5
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the MSCI EAFE® Index and the iShares® MSCI Emerging Markets Index Fund due August 31, 2011

8.6	Tax Opinion of Davis Polk & Wardwell relating to Return Notes Linked to the JPMorgan Commodity Investable Global Asset Rotator Excess Return due August 31, 2009
8.7	Tax Opinion of Davis Polk & Wardwell relating to 19.60% Contingent Protection Notes Linked to the S&P GSCI™ Natural Gas Index Excess Return due August 29, 2008
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 30, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.10	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.14	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Return Enhanced Notes Linked to the TOPIX® Index and the Nikkei 225 Index due September 30, 2008
8.15	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: August 30, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Least Performing Index Annual Review Notes Linked to the S&P 500® Index, the Dow Jones EURO STOXX 50® Index and the Nikkei 225 Index due September 10, 2010

8.2
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and S&P 500® Index due August 31, 2010

8.3
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to an Equally Weighted Basket Consisting of the Dow Jones EURO STOXX 50® Index, the Nikkei 225 Index and S&P 500® Index due August 31, 2010

8.4	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones Global Titans 50 IndexSM due August 21, 2008
8.5
Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Weighted Basket Consisting of the S&P 500® Index, the MSCI EAFE® Index and the iShares® MSCI Emerging Markets Index Fund due August 31, 2011

8.6	Tax Opinion of Davis Polk & Wardwell relating to Return Notes Linked to the JPMorgan Commodity Investable Global Asset Rotator Excess Return due August 31, 2009
8.7	Tax Opinion of Davis Polk & Wardwell relating to 19.60% Contingent Protection Notes Linked to the S&P GSCI™ Natural Gas Index Excess Return due August 29, 2008
8.8	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.9	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 30, 2007 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.10	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due February 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due August 29, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.14	Tax Opinion of Davis Polk & Wardwell relating to Lesser Index Return Enhanced Notes Linked to the TOPIX® Index and the Nikkei 225 Index due September 30, 2008
8.15	Tax Opinion of Davis Polk & Wardwell relating to Return Enhanced Notes Linked to the S&P 500® Index due September 30, 2008